HTX-011 Postoperative Pain Program Topline Results from Phase 2b Studies June 21, 2018 Exhibit 99.3

Forward-Looking Statements
This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the potential market opportunity for HTX-011; the timing of the NDA filing for HTX-011;
the timing of completion and results of clinical studies for HTX-011; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Preclinical
Clinical
NDA
Approved
SUSTOL
®
(granisetron) extended-
release injection
CINVANTI
®
(aprepitant)
injectable
emulsion
HTX-011 bupivacaine
+ meloxicam
ER
Local Administration
HTX-011 bupivacaine
+ meloxicam
ER
Nerve Block
Approved by U.S. FDA for CINV Prevention
Status of Product Portfolio
Approved by U.S. FDA for CINV Prevention
Postoperative Pain with Local Administration
•
Fast Track and Breakthrough
Therapy designations granted
•
Positive Phase 2, 2b and 3 results
CINV
Pain
Positive Phase 2b results in breast augmentation
Postoperative Pain with Nerve Block

HTX-011 for Postoperative Pain Management Has
Received Breakthrough Therapy Designation
•
Breakthrough Therapy designation designed to expedite development and review of drugs:
–
Intended to treat serious conditions; and
–
For which preliminary clinical evidence indicates substantial improvement over available therapies on clinically significant endpoint(s)
•
Designation granted based on results of Phase 2 studies and two recently completed Phase 3 studies
–
HTX-011 produced significant reductions in both pain intensity and need for opioids through 72 hours post-surgery compared to placebo and bupivacaine solution, the standard of care
•
HTX-011 was also granted Fast Track designation in November 2017

Postoperative Opioids Are a Gateway to Addiction
AS MANY AS 2.6 MILLION
patients that take opioids to manage pain after
surgery may become persistent opioid users
each year
.
MORE THAN 40 MILLION
patients undergoing surgical procedures are
prescribed opioids for pain management
in the United States each year
UP TO 440,000
patients will become addicted to
opioids each year
In addition
>1 BILLION OPIOID PILLS
are taken home from the hospital after surgery each year
70% of all these
opioid pills
go unused
90% of these pills remain inside
the home in unsecured locations
>$15 BILLION
of the annual healthcare costs
associated with addiction can
be attributed to postoperative
pain management
32% of all opioid addicts report
first opioid exposure
through leftover pills

6 HTX-011 ACHIEVED STATISTICALLY SIGNIFICANT REDUCTIONS IN PAIN AND THE NEED FOR OPIOIDS VS. BUPIVACAINE IN EVERY PHASE 2 STUDY AND BOTH PHASE 3 STUDIES

Seven Positive Controlled Studies to Be Included in
HTX-011 New Drug Application (NDA)
Study
Phase
Surgical Model
Tissue
Type
Significant for
Pain Reduction
vs. PBO
Significant for
Pain Reduction
vs. BPV
Significant
Reduction in
Opioid Use
PK –
PD
Relation-
ship
202
2
Hernia Repair
Soft
203
2
Abdominoplasty
Soft
208
2
Bunionectomy
Bony
209
2b
TKA
Bony
211
2b
Breast
Augmentation
Soft
301
3
Bunionectomy
Bony
302
3
Hernia Repair
Soft
NDA, planned in 2H 2018, will request broad label for reduction of postoperative pain and opioid analgesics for 72 hours after surgery
PBO = placebo; BPV = bupivacaine solution; PK = pharmacokinetic; PD = pharmacodynamics; TKA = total knee arthroplasty

8 RECENTLY COMPLETED PHASE 2B STUDIES

Study 209: Phase 2b Total Knee Arthroplasty (TKA)
Study Design
HTX-011 400 mg
Instillation
N=58
HTX-011 400 mg
Instillation + Ropivacaine
Injection
N=56
Saline Placebo
Injection
N=53
Bupivacaine 125 mg
Injection
N=55
Cohort
1
HTX-011 200 mg
Instillation
N=20
HTX-011 200 mg
Instillation + Injection
N=22
Saline Placebo
Injection
N=11
Bupivacaine 125 mg
Injection
N=10
IRC
Cohort 2
Stand-alone, adequate and well-
controlled study cohort

Study 209: Subject Demographics (ITT)
Saline
Placebo
(N=53)
Bupivacaine Solution 125 mg
(N=55)
HTX-011 400 mg
(N=114)
Total
(N=222)
Age (years) –
mean (SD)
61.5 (8.3)
61.4 (9.4)
62.8 (9.0)
62.1 (8.9)
Sex –
n (%)
Female
25 (47.2%)
35 (63.6%)
53 (46.5%)
113 (50.9%)
Male
28 (52.8%)
20 (36.4%)
61 (53.5%)
109 (49.1%)
Race –
n (%)
Asian
0
1 (1.8%)
1 (0.9%)
2 (0.9%)
American Indian
or
Alaska Native
0
0
2 (1.8%)
2 (0.9%)
Black or African Descent
8 (15.1%)
7 (12.7%)
11 (9.6%)
26 (11.7%)
White
45 (84.9%)
47 (85.5%)
100 (87.7%)
192 (86.5%)
Ethnicity –
n (%)
Hispanic
or Latino
12 (22.6%)
16 (29.1%)
25 (21.9%)
53 (23.9%)
Not Hispanic or Latino
41 (77.4%)
39 (70.9%)
89 (78.1%)
169 (76.1%)

Study 209: Phase 2b TKA Results Hierarchy
AUC
0-48
HTX-011 400 mg vs. Placebo
AUC
0-72
HTX-011 400 mg + Ropivacaine
vs. Placebo
AUC
0-48
HTX-011 400 mg + Ropivacaine
vs. Placebo
p < 0.0001
AUC
0-72
HTX-011 400 mg vs. Placebo
p = 0.0002
p < 0.0001
p = 0.0004
HTX-011 via instillation achieved primary and key secondary endpoints for pain

Study 209: Pain Reduction from HTX-011 at Rest
Approximately Double that of Bupivacaine
Windowed-worst observation carried-forward (wWOCF) for use of opioid rescue medication and last-observation carried-forward (LOCF) for missing pain data
HTX-011 achieved primary endpoint for AUC
0-48

13 Study 209: Both HTX-011 Arms Significantly Reduce Pain at Rest Compared to Placebo through 72 Hours wWOCF for use of opioid rescue medication and LOCF for missing pain data

14 Study 209: Significant Separation between HTX-011 Arms and Placebo through 72 Hours wWOCF for use of opioid rescue medication and LOCF for missing pain data

15 Study 209: Both HTX-011 Arms Reduce Pain with Activity Significantly Better than Placebo and Bupivacaine through 48 Hours wWOCF for use of opioid rescue medication and LOCF for missing pain data

16 Study 209: HTX-011 plus Ropivacaine Significantly Reduces Opioid Use vs. Placebo through 72 Hours Opioid consumption is presented in mean milligrams of morphine equivalents

17 Study 209: Strong Correlation between Pain Reduction and Pharmacokinetics of HTX-011 in TKA HTX-011 400 mg Via Instillation

Study 209: HTX-011 Well Tolerated in TKA
HTX-011 was well tolerated, with a safety profile comparable to placebo and bupivacaine solution:
•
No clinically meaningful differences in overall adverse events
•
No difference in the incidence of serious adverse events
•
No difference in premature discontinuations due to adverse events
•
No deaths
•
No clinically meaningful differences in potential local anesthetic systemic toxicity (LAST) adverse events in this highly vascular model
•
No increase in potential LAST when given with another local anesthetic, ropivacaine
•
No difference in wound healing

Study 209: TKA Summary
•
HTX-011 achieved primary and key secondary endpoints
•
Both HTX-011 arms achieved significant reductions in pain at rest vs. placebo through 48 hours
–
Also significantly reduced pain at rest through 72 hours vs. placebo
•
Both HTX-011 arms achieved significant reductions in pain with activity (the most conservative assessment) vs. placebo and bupivacaine through 48 hours
–
HTX-011 plus ropivacaine
maintained superiority to both placebo and bupivacaine
through 72 hours
•
There was significant separation of the HTX-011 mean pain curves vs.
placebo through 72 hours
•
Strong correlation between PK and PD in TKA
•
HTX-011 with or without ropivacaine
was generally
well tolerated
in TKA

HTX-011 60 mg
Nerve Block
N=12
Saline Placebo
Nerve Block
N=6
Study 211: Phase 2b Breast Augmentation
Study Design
Cohort 1
Cohort 2
Interim Review
Committee (IRC)
Cohort 2 dose
decision
HTX-011 120 mg
Nerve Block
N=27
Saline Placebo
Nerve Block
N=12
Bupivacaine 50 mg
Nerve Block
N=11
HTX-011 240 mg
Nerve Block
N=25
Saline Placebo
Nerve Block
N=11
IRC
Cohort 3 dose
decision
IRC
Cohort 4 dose
decision
Bupivacaine 50 mg
Nerve Block
N=12
HTX-011 400 mg
Nerve Block
N=47
HTX-011 400 mg
Instillation
N=50
Saline Placebo
Nerve Block
N=12
Bupivacaine 50 mg
Nerve Block
N=12
Cohort 4
Cohort 3
Protocol includes additional optional cohorts to evaluate other doses and administration techniques
Bupivacaine 50 mg
Nerve Block
N=6

Study 211: Subject Demographics (ITT)
Saline
Placebo
(N=41)
Bupivacaine HCL 50 mg
(N=41)
HTX-011
(N=161)
Total
(N=243)
Age (years) –
mean (SD)
31.3 (9.0)
30.4 (7.8)
31.4 (7.8)
31.2 (8.0)
Sex –
n (%)
Female
41 (100%)
41 (100%)
161 (100%)
243 (100%)
Race –
n (%)
Asian
2 (4.9%)
2 (4.9%)
7 (4.3%)
11 (4.5%)
Black or African Descent
7 (17.1%)
3 (7.3%)
26 (16.1%)
36 (14.8%)
White
32 (78.0%)
35 (85.4%)
127 (78.9%)
194 (79.8%)
Multiple
0
1 (2.4%)
1 (0.6%)
2 (0.8%)
Ethnicity –
n (%)
Hispanic
or Latino
16 (39.0%)
17 (41.5%)
61 (37.9%)
94 (38.7%)
Not Hispanic or Latino
25 (61.0%)
24 (58.5%)
100 (62.1%)
149 (61.3%)

22 Study 211: Pain Reduction from HTX-011 at Rest Approximately Triple that of Bupivacaine HTX-011 achieved primary endpoint for AUC 0-24

Study 211: HTX-011 Instillation Shows Superior Reduction in
Pain Intensity Early and HTX-011 Nerve Block Shows Durable
Response
Notes:
Pain intensity collected at rest
wWOCF, windowed-worst observation carried-forward for use of opioid rescue medication and LOCF for missing pain data

24 Study 211: Raw Pain Scores in All Arms Drop Quickly; Difficult to Discriminate between Arms after 24 Hours Notes: Raw pain intensity collected at rest Scores not adjusted for opioid use

25 Study 211: Both HTX-011 Arms Reduce Pain with Activity Significantly Better than Placebo through 24 Hours

26 Study 211: Both HTX-011 Arms Significantly Reduce Opioid Use vs. Placebo through 24 Hours Opioid consumption is presented in mean milligrams of morphine equivalents

27 Study 211: Strong Correlation between Pain Reduction and Pharmacokinetics of HTX-011 Instillation in Breast Augmentation

HTX-011 Well Tolerated in Breast Augmentation
HTX-011 was well tolerated, with a safety profile comparable to placebo and bupivacaine solution:
•
No clinically meaningful differences in overall adverse events
•
No difference in the incidence of serious adverse events
•
No premature discontinuations due to adverse events
•
No deaths
•
No clinically meaningful differences in potential LAST adverse events
•
No evidence of wound healing issues with local administration into the breast pocket

Study 211: Breast Augmentation Summary
•
HTX-011 achieved the primary endpoint
•
Both HTX-011 arms achieved significant reductions in pain at rest vs.
placebo through 24 hours
•
Both HTX-011 arms achieved significant reductions in pain with activity
(the most conservative assessment) vs. placebo through 24 hours
•
HTX-011 instillation (the most commercially relevant route for cosmetic surgery) produced the greatest reduction in pain and opioid use, beating both placebo and bupivacaine nerve block
•
Strong correlation between PK and PD in breast augmentation with instillation
•
HTX-011 administered via instillation or as a nerve block was generally well tolerated in breast augmentation with no wound healing issues

30 CONSISTENT PHARMACOKINETICS

HTX-011 Pharmacokinetics Across 5 Diverse Surgical
Models Are More Dose-Linear than Bupivacaine Solution
R² = 0.8103
0
100
200
300
400
500
600
700
800
0
100
200
300
400
Bupivacaine C
max
(ng/mL)
Bupivacaine Dose (mg)
Bupivacaine C
max
Bunionectomy
Herniorrhaphy
Abdominoplasty
Total Knee Arthroplasty
Augmentation Mammoplasty
R² = 0.0349
0
100
200
300
400
500
600
700
25
50
75
100
125
Bupivacaine C
max
(ng/mL)
Bupivacaine Dose (mg)
Bupivacaine C
max
Bunionectomy
Herniorrhaphy
Abdominoplasty
Total Knee Arthroplasty
Augmentation Mammoplasty
Bupivacaine Cmax
With HTX-011
Bupivacaine Cmax
With Bupivacaine HCl

Phase 2b Conclusions
•
HTX-011 plus ropivacaine
was significantly superior to both placebo and
bupivacaine in TKA
•
HTX-011 demonstrated significant activity via both instillation and nerve block in breast augmentation
•
Pharmacokinetics of HTX-011 remained consistent across 5 diverse surgical models with consistent correlation between PK and PD
•
HTX-011 has been generally well tolerated up to 400 mg by instillation and as a nerve block
•
Results from 7 positive Phase 2/3 studies across 5 surgical models are intended to support broad use of HTX-011 across a full range of surgical procedures

Large US Market Opportunity
Target Market Opportunity
Initial Targets
Higher volume procedures across 4 major specialties
~6.5M Orthopedic procedures
~4.3M General Surgery procedures
~3.3 M OB/GYN procedures
~1.1M Plastic Surgery procedures
Secondary Targets
Higher volume procedures in
non-core specialties (e.g.,
ENT, urology, hand, others)
Tertiary Targets
Lower volume procedures
and procedures where local
anesthetics are not widely
used today
~28M Annual US Surgical Procedures Requiring Postoperative Pain Management That
Were Considered Potentially Suited for HTX-011
~15M procedures
~6M procedures
~7M procedures
Target Market Opportunity Size*
$4.9B
$1.9B
$2.3B
*Based on the current WAC of Exparel

HTX-011 Has Demonstrated Significant Clinical Benefit in
Several of the High-Value Procedures in Initial Target Market
Completed
studies
Procedure
Annual
Volume
(‘000s,
US, 2015)
Overall % Local
Anesthetic Use
HTX-011 Significantly
Superior to Bupivacaine
Claims
Survey
Ortho
Surgery
Knee arthroplasty
815
85%
YES
Hip arthroplasty
337
78%
Shoulder arthroplasty
107
98%
Rotator cuff repair
550
90%
Spine procedures
750
100%
General
Surgery
Hernia repair
1,096
67%
YES
Hemorrhoidectomy
504
86%
Colon and small bowel
resection
483
69%
Plastic
Surgery
Abdominoplasty
160
73%
YES
Mammoplasty
>300
86%
YES
OB/GYN
C-Section
1,285
TBD

Positive Response by Physicians and Pharmacists
to HTX-011’s Target Product Profile
48%
55%
60%
60%
66%
67%
69%
73%
79%
80%
87%
88%
50%
43%
37%
38%
31%
31%
30%
23%
20%
19%
13%
11%
1%
Phase 3 Procedures
Dosing Regimen
Overall Safety
No Impact on Implantables
Compatability with NSAIDs
Indication
No Impact on Wound Healing
Mechanism of Action
Analgesia Duration
Reduction in Opioid AEs*
Reduction in Pain Score
Reduction in Opioid Consumption
Strength
Neither a Strength Nor Weakness
Weakness
HTX-011 Target Product Profile: Strengths
N = 376 total (101 anesthesiologists, 51 general surgeons, 122 orthopedic surgeons, 50 plastic surgeons, 52 pharmacy directors)
*Opioid AE’s are assumed to be reduced with significant reduction in use